UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2021

Motorsport Games Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

A.	On April 1, 2021, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into an amendment (“PlayFast Amendment”) to the share exchange agreement (the “PlayFast Exchange Agreement”) with PlayFast Games, LLC, a North Carolina limited liability (“PlayFast”).

Pursuant to the PlayFast Amendment, the Company and PlayFast, a minority stockholder in 704Games Company, a Delaware corporation (“704Games”), agreed that the closing of the transactions contemplated by the PlayFast Exchange Agreement will be delayed to such date when all third party consents have been obtained in order to structure the transaction as a merger of 704Games with and into a newly-formed Delaware limited liability company wholly-owned by the Company (“Newco”), with Newco being the surviving entity in such merger, and with the merger consideration to be issued to PlayFast with respect to each share of common stock of 704Games they surrender in such merger to be equal to the per share consideration set forth in the PlayFast Exchange Agreement. The PlayFast Amendment provides that, if such third-party consents have not been obtained by April 19, 2021, then the parties will close on April 19, 2021 the transactions contemplated by the PlayFast Exchange Agreement as a share exchange as previously contemplated in the PlayFast Exchange Agreement.

The restricted shares of Company Class A common stock are issuable to PlayFast at closing of the transaction under the Exchange Agreement, as amended by the PlayFast Amendment, under an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from securities registration afforded by Rule 506(b) of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

The foregoing description of the PlayFast Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the PlayFast Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

B.	On April 1, 2021, the Company entered into an amendment (“Ascend Amendment”) to the share exchange agreement (the “Ascend Exchange Agreement”) with Ascend FS, Inc., a British Columbia corporation (“Ascend”).

Pursuant to the Ascend Amendment, the Company and Ascend, a minority stockholder in 704Games, agreed that the closing of the transactions contemplated by the Ascend Exchange Agreement will be delayed to such date when all third party consents have been obtained in order to structure the transaction as a merger of 704Games with and into Newco, with Newco being the surviving entity in such merger, and with the merger consideration to be issued to Ascend with respect to each share of common stock of 704Games they surrender in such merger to be equal to the per share consideration set forth in the Ascend Exchange Agreement. The Ascend Amendment provides that, if such third-party consents have not been obtained by April 19, 2021, then the parties will close on April 19, 2021 the transactions contemplated by the Ascend Exchange Agreement as a share exchange as previously contemplated in the Ascend Exchange Agreement.

The restricted shares of Company Class A common stock are issuable to Ascend at closing of the transaction under the Ascend Exchange Agreement, as amended by the Ascend Amendment, under an exemption from the registration requirements of the Securities Act in reliance upon the exemption from securities registration afforded by Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act.

The foregoing description of the Ascend Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Ascend Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures provided the third paragraph of Part A and the disclosures provided in the third paragraph of Part B of Item 1.01 of this Report are each hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment, dated as of April 1, 2021, to Share Exchange Agreement among Motorsport Games Inc., 704Games Company and PlayFast Games, LLC
10.2	Amendment, dated as of April 1, 2021, to Share Exchange Agreement between Motorsport Games Inc., 704Games Company and Ascend FS, Inc.

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Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this communication that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, whether to the Company will be able to close the transactions contemplated in the PlayFast Exchange Agreement and/or the Ascend Exchange Agreement, each as amended, whether all conditions precedent in such agreement will be satisfied, whether the closing of the transactions contemplated in the PlayFast Exchange Agreement and/or the Ascend Exchange Agreement, each as amended, will occur and whether the Company will achieve its goals. Additional examples of such risks and uncertainties include, but are not limited to (i) the Company’s ability (or inability) to maintain existing, and secure additional, licenses and contracts with the sports series; (ii) the Company’s ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition on the Company’s business; (vi) the risk that changes in consumer behavior could adversely affect the Company’s business; (vii) the Company’s ability to protect its intellectual property; and (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent registration statement on Form S-1 and current reports on Form 8-K filed by the Company with the Securities and Exchange Commission. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company’s plans and expectations as of any subsequent date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: April 2, 2021	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment, dated as of April 1, 2021, to Share Exchange Agreement among Motorsport Games Inc., 704Games Company and PlayFast Games, LLC
10.2	Amendment, dated as of April 1, 2021, to Share Exchange Agreement between Motorsport Games Inc., 704Games Company and Ascend FS, Inc.

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